SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 6th, 2006

RoomLinX Inc.
(Exact Name of Registrant as Specified in its Charter)

NV	000-26213	83-0401552

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 7th, 2006 Michael S. Wasik, the CEO of RoomLinX, will make a presentation at the PIPE Conference in New York City. A written copy of this presentation is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements:
None

(b) Pro forma financial information:
None

(c) Shell company transactions:
None

(d) Exhibits:
99.1 Presentation for PIPE Conference NYC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOMLINX, INC.

Dated: November 6th, 2006	By:	/s/ Michael S. Wasik
Michael S. Wasik
CEO

Exhibit Index

Exhibit No.	Description

99.1	Presentation for PIPE Conference NYC